RGA

The security of experience.
The power of innovation.

3Q21 Earnings Presentation

Reinsurance Group of America, Incorporated

November 4, 2021

Safe Harbor

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, among others, statements relating to projections of the future operations, strategies, earnings, revenues, income or loss, ratios, financial performance and growth potential of the Company. Forward-looking statements often contain words and phrases such as "intend," "expect," "project," "estimate," "predict," "anticipate," "should," "believe" and other similar expressions. Forward-looking statements are based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are not a guarantee of future performance and are subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements.

The effects of the COVID-19 pandemic and the response thereto on economic conditions, the financial markets and insurance risks, and the resulting effects on the Company's financial results, liquidity, capital resources, financial metrics, investment portfolio and stock price, could cause actual results and events to differ materially from those expressed or implied by forward-looking statements. Further, any estimates, projections, illustrative scenarios or frameworks used to plan for potential effects of the pandemic are dependent on numerous underlying assumptions and estimates that may not materialize. Additionally, numerous other important factors (whether related to, resulting from or exacerbated by the COVID-19 pandemic or otherwise) could also cause results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: (1) adverse changes in mortality, morbidity, lapsation or claims experience, (2) inadequate risk analysis and underwriting, (3) adverse capital and credit market conditions and their impact on the Company's liquidity, access to capital and cost of capital, (4) changes in the Company's financial strength and credit ratings and the effect of such changes on the Company's future results of operations and financial condition, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) requirements to post collateral or make payments due to declines in market value of assets subject to the Company's collateral arrangements, (7) action by regulators who have authority over the Company's reinsurance operations in the jurisdictions in which it operates, (8) the effect of the Company parent's status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, (9) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company's current and planned markets, (10) the impairment of other financial institutions and its effect on the Company's business, (11) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (12) market or economic conditions that adversely affect the value of the Company's investment securities or result in the impairment of all or a portion of the value of certain of the Company's investment securities, that in turn could affect regulatory capital, (13) market or economic conditions that adversely affect the Company's ability to make timely sales of investment securities, (14) risks inherent in the Company's risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (15) the fact that the determination of allowances and impairments taken on the Company's investments is highly subjective, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) the Company's dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (18) financial performance of the Company's clients, (19) the threat of natural disasters, catastrophes, terrorist attacks, epidemics or pandemics anywhere in the world where the Company or its clients do business, (20) competitive factors and competitors' responses to the Company's initiatives, (21) development and introduction of new products and distribution opportunities, (22) execution of the Company's entry into new markets, (23) integration of acquired blocks of business and entities, (24) interruption or failure of the Company's telecommunication, information technology or other operational systems, or the Company's failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data and intellectual property stored on such systems, (25) adverse litigation or arbitration results, (26) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (27) changes in laws, regulations, and accounting standards applicable to the Company or its business, (28) the effects of the Tax Cuts and Jobs Act of 2017 may be different than expected and (29) other risks and uncertainties described in this document and in the Company's other filings with the Securities and Exchange Commission ("SEC").

Forward-looking statements should be evaluated together with the many risks and uncertainties that affect the Company's business, including those mentioned in this document and described in the periodic reports the Company files with the SEC. These forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update these forward-looking statements, even though the Company's situation may change in the future. For a discussion of these risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to see Item 1A – "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, as may be supplemented by Item 1A – "Risk Factors" in the Company's subsequent Quarterly Reports on Form 10-Q.

Use of Non-GAAP Financial Measures

RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA's management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company's continuing operations, primarily because that measure excludes substantially all of the effects of net investment-related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment, and are not necessarily indicative of the performance of the Company's underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform, and other items that management believes are not indicative of the Company's ongoing operations. The definition of adjusted operating income can vary by company and this measure is not considered a substitute for GAAP net income.

RGA uses a second non-GAAP financial measure called adjusted operating revenues as a basis for measuring performance. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives. The definition of adjusted operating revenues can vary by company and this measure is not considered a substitute for GAAP revenues.

Additionally, the Company evaluates its stockholders' equity position excluding the impact of accumulated other comprehensive income ("AOCI"), a non-GAAP financial measure. The Company believes it is important to evaluate its stockholders' equity position excluding the effect of AOCI because the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, changes in credit spreads on investment securities, and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

Book value per share before the impact of AOCI is a non-GAAP financial measure that management believes is important in evaluating the balance sheet in order to exclude the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation.

Adjusted operating earnings per diluted share is a non-GAAP financial measure calculated as adjusted operating income divided by weighted average diluted shares outstanding. Adjusted operating return on equity is a non-GAAP financial measure calculated as adjusted operating income divided by average stockholders' equity excluding AOCI. Similar to adjusted operating income, management believes these non-GAAP financial measures better reflect the ongoing profitability and underlying trends of the Company's continuing operations. They also serve as a basis for establishing target levels and awards under RGA's management incentive programs.

Reconciliations of non-GAAP financial measures to the nearest GAAP financial measures are provided in the Appendix at the end of this presentation.

Key Messages

Strong underlying results, elevated COVID-19 claim costs

- Adjusted operating loss of $1.11[1] per diluted share included $5.59[2] per diluted share of COVID-19 impacts
- Trailing 12 month adjusted operating ROE of 2.1%[1] included 9.8%[2] of COVID-19 impacts
- Strong GFS earnings contributions in all regions
- Favorable overall investment results
- Strong premium growth and new business activity; premiums up 9.5%
- Effective capital management: $140 million deployed into transactions; $46 million of shares repurchased; $94 million of capital generated from asset-intensive retrocession transaction
- Excess capital of $1.0 billion

RGA

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] COVID-19-related impact estimates include mortality and morbidity claims with offsetting impacts from longevity.

Third Quarter Results

Pre-tax Adjusted Operating Income[1]

- 3Q21 results include $500 million of estimated COVID-19 impacts[2], $1.0 billion year-to-date
- Adjusted operating income positive year-to-date



$ in millions
$301
$(89)
$528
$157
3Q20
3Q21
3Q20 YTD
3Q21 YTD

Adjusted Operating EPS[1]

- 3Q21 estimated COVID-19 impacts[2] of $5.59[3] per diluted share, $11.40[3] per diluted share year-to-date
- 3Q21 effective tax rate of 15.2%



$3.51
$(1.11)
$6.39
$1.68
3Q20
3Q21
3Q20 YTD
3Q21 YTD

Trailing 12 Month Adjusted Operating ROE[1]

- Estimated COVID-19 impacts[2] of 9.8%[3] on trailing 12 month adjusted operating ROE



7.4%
2.1%
3Q20
3Q21

RGA

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] COVID-19-related impact estimates include mortality and morbidity claims with offsetting impacts from longevity.
[3] Tax effected at 24%.

Third Quarter Results by Segment

- **U.S. and Latin America:** Traditional results reflect COVID-19 claim costs, excess individual mortality claims believed to be directly or indirectly COVID-19-related, and higher variable investment income; U.S. Group and Individual Health were favorable; Asset-Intensive results reflect favorable overall experience and higher variable investment income
- **Canada:** Traditional results reflect favorable Group and Creditor experience; Financial Solutions results reflect modestly unfavorable experience
- **EMEA:** Traditional results reflect COVID-19 claim costs and excess mortality claims believed to be directly or indirectly COVID-19-related, primarily from South Africa, and to a lesser extent in the U.K.; Financial Solutions results reflect favorable longevity experience
- **APAC:** Traditional results reflect COVID-19 claim costs, primarily from India, and a small loss in Australia; Financial Solutions results reflect favorable experience and growth in new business
- **Corporate:** Losses were in line with the average run rate

Pre-tax Adjusted Operating Income (Loss)[1]	3Q21	3Q21 COVID-19 Impact[2]	3Q20	3Q20 COVID-19 Impact[2]
U.S. and Latin America Traditional	$(121)	$(250)	$22	$(100)
U.S. and Latin America Asset-Intensive	$93	-	$77	-
U.S. and Latin America Capital Solutions	$22	-	$24	-
Canada Traditional	$44	$(5)	$29	$(4)
Canada Financial Solutions	-	-	$6	$2
EMEA Traditional	$(91)	$(80)	$7	$(20)
EMEA Financial Solutions	$62	$4	$86	$28
APAC Traditional	$(96)	$(169)	$78	$(5)
APAC Financial Solutions	$25	-	$9	-
Corporate & Other	$(27)	-	$(37)	$4
Total	$(89)	$(500)	$301	$(95)

RGA

[1] $ in millions. Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] COVID-19-related impact estimates include mortality and morbidity claims with offsetting impacts from longevity; includes claims incurred but not reported (IBNR). 3Q20 amounts include updated cause-of-death reporting and expense savings.

Premiums By Segment

- Reported premium growth of 9.5%
- U.S. and Latin America premium growth includes a one-time restructure of an existing treaty
- Canada premiums reflect new business growth and positive foreign exchange impacts
- EMEA reflects strong new business growth across most countries and positive foreign exchange impacts
- APAC premiums reflect catch-up in the year-ago period, solid organic growth in Asia and Australia premiums were flat

Premiums[1]	3Q21	3Q20	% Change
U.S. and Latin America Traditional	$1,550	$1,420	9.2%
U.S. and Latin America Asset-Intensive	$14	$13	7.7%
Canada Traditional	$289	$254	13.8%
Canada Financial Solutions	$22	$21	4.8%
EMEA Traditional	$432	$371	16.4%
EMEA Financial Solutions	$96	$58	65.5%
APAC Traditional	$626	$653	(4.1)%
APAC Financial Solutions	$65	$35	85.7%
Total	$3,094	$2,825	9.5%

[1] $ in millions.

Investments Summary

- Investment performance a strength across income and yield
- Investment yield and new money rates for non-spread portfolio supported by broad capabilities including private assets
  - Variable investment income driven by limited partnership portfolio performance as well as real estate joint venture realizations
  - Internal private asset platform launched a decade ago
- Investment portfolio credit performance continues to benefit from diligent selection
- Portfolio average quality of “A” maintained in the quarter
- Our investment strategy balances risk and return to build a portfolio to weather cycles; strong underwriting is foundational

Non-Spread Investment Results

Investment Yield[1]

- Steady income supported by portfolio allocation, including strong private asset production over time
- Variable investment income contribution increased versus prior quarter



Investment Yield1
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.66%
4.20%
5.67%
4.52%
4.64%
4.95%
3Q20
4Q20
1Q21
2Q21
3Q21
Reported
Ex LP Accounting Correction

New Money Rates[2]

- Majority of purchases in public investment grade assets
- New money rates rose in part due to strong private asset production which helped counter low market yields



New Money Rates2
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.53%
2.79%
3.35%
3.50%
3.70%
3Q20
4Q20
1Q21
2Q21
3Q21

[1] On an amortized cost basis, excluding spread business. 4.52% does not include correction of accounting for LP investments from prior periods; includes current period activity.
[2] Excludes cash, cash equivalents, and U.S. Treasury notes purchased.

Capital and Liquidity

Capital

- Strong balance sheet with a stable capital mix
- Excess capital position of $1.0 billion



$ in billions
$14
$12
$10
$8
$6
$4
$2
$-
$10.3
$10.6
$11.4
$12.6
$12.5
2017
2018
2019
2020
3Q21
Shareholders' Equity (ex-AOCI)[1]
Debt
Hybrid Securities

Leverage Ratios

- Leverage ratios within our targeted ranges
- Retired 2021 senior debt maturity in June



30%
25%
20%
15%
10%
5%
0%
16.2%
27.1%
15.7%
26.3%
16.3%
26.0%
19.5%
28.4%
16.5%
25.4%
2017
2018
2019
2020
3Q21
Debt to Total Capital
Debt + Hybrids to Total Capital

Ample Liquidity

- Holding a high level of liquidity through Q3, continuing gradual reduction through 2021
- Access to $850 million syndicated credit facility and other sources



$ in billions
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$1.3
$1.9
$1.4
$3.4
$3.0
2017
2018
2019
2020
3Q21
Cash and Cash Equivalents

RGA

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

Balanced Capital Management

3Q21 Highlights

- Deployed $140 million into in-force blocks
- Resumed share buybacks, purchasing $46 million of shares
- Shareholder dividends of $50 million reflecting a 4% increase from 2Q21
- Generated $94 million of capital through an asset-intensive retrocession transaction

2021 YTD Capital Deployment

- Strong capital deployment year-to-date consistent with pre-pandemic levels
- Success over time in deploying capital into in-force blocks



$ in millions
$370
$226
$27
$117
$865
$441
$284
$140
$708
$465
$80
$163
$494
$159
$153
$182
$628
$437
$46
$145
2017
2018
2019
2020
3Q21 YTD
Shareholder Dividends
Share Buybacks
In-Force Blocks

RGA

U.S. General Population Mortality

Elevated Q3 COVID-19 and Non-COVID-19 excess population deaths



Excess Population Deaths[1]
250,000
200,000
150,000
100,000
50,000
-
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
COVID-19
Excess Non-COVID-19



Proportion of COVID-19 Population Deaths Below Age 65[2]
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21

- COVID-19 population deaths increased materially in Q3
- Non-COVID-19 excess population deaths in Q3 at highest quarterly level since the start of the pandemic
- COVID-19 population deaths at ages below 65 at highest level since the start of the pandemic and account for over 40% of all COVID-19 reported deaths in Q3

RGA

[1] Data is pulled from CDC NCHS website as of 10/31/2021. Source: https://www.cdc.gov/nchs/nvss/vsrr/covid19/excess_deaths.htm. Excludes certain states for recent weeks due to limitations in data quality.
[2] Data as of 10/27/2021. Source: https://www.cdc.gov/nchs/nvss/vsrr/covid_weekly/index.htm#SexAndAge.

U.S. Individual Mortality Claims Experience

Higher Q3 mortality driven by increased general population deaths

- COVID-19 claim costs estimated at $235 million
- Slightly above the high end of our expected range based on general population deaths due to higher mortality in attained ages below 65 and higher average claim size
- Year-to-date COVID-19 claim costs are in line with our expected range based on general population deaths
- Excess claim costs reflect a higher frequency of claims consistent with the higher level of general population excess deaths, some of which we believe to be directly or indirectly COVID-19-related

Other COVID-19 Claims Experience

- $161 million of estimated COVID-19 claim costs in India
  - Reflects more adverse impact of the Q2 2021 Delta wave
  - Higher general population deaths, a shift in deaths to younger ages, and larger average claim sizes
- $64 million of estimated COVID-19 claim costs in South Africa
  - Reflecting impact of Delta wave as well as a change in the distribution of general population deaths and larger average claim sizes
- $15 million of estimated COVID-19 claim costs in U.S. Group
- $30 million of estimated COVID-19 claim costs in all other markets including Canada and U.K.
- Modest longevity offset of $4 million given relatively low levels of U.K. deaths in recent quarters

Q4 COVID-19 Mortality Expectations

- No change to the previously provided U.S., U.K. and Canada estimated COVID-19 claim costs ranges; continuing to monitor and incorporate updated data as it becomes available
  - U.S. COVID-19 general population deaths continue in Q4, trending down from September peak
  - Canada and U.K. general population deaths remain modest relative to prior wave peaks
- India and South Africa COVID-19 general population deaths are well below prior wave peaks so far in Q4 and although vaccination levels are lower than other markets, they have increased significantly, which will reduce future impacts
- Longevity offset expected to be modest due to low levels of U.K. excess mortality

Long-term Business, Long-term Success

Book value per share (ex-AOCI)[1] total return growth[2]

- Consistent book value growth over time, in a range of environments
- Demonstrated value from diversification of earnings sources and global platform
- Investment strategy balances risk and return to weather cycles
- Balanced and consistent capital management approach



15-Year 10.2% CAGR³
10-Year 10.6% CAGR³
5-Year 10.9% CAGR³
3-Year 6.5% CAGR³
$34.06
$52.80
$83.23
$116.46
$132.33
$137.51
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
3Q21

[1] Periods prior to 4Q06 not restated for 2012 DAC accounting change. Please refer to "Reconciliations of Non-GAAP Measures" in Appendix.
[2] CAGR growth of book value plus dividends.
[3] Includes 1Q21, 2Q21, 3Q21.

Appendix

Diversified, Resilient and High-Quality Portfolio

- Average portfolio credit rating: A
- 93.4% investment grade
- CML average LTV 57.6%
- CLO book value $2.1 billion[1], AA average credit quality (88.1% A and above)
- Diversification and strong underwriting are core to our investment strategy
- Impairments and credit downgrades tracking well below low end of our stress scenarios


3.9%
4.2%
1.5%
8.7%
7.9%
0.2%
4.9%
$80.6B
68.7%
Asset Allocation
As of September 30, 2021
Investment Grade Bonds
High Yield Bonds
Equity Securities
Mortgage Loans on Real Estate
Policy loans
Funds Withheld at Interest
Short-Term/Cash Equivalents
Other Invested Assets


5.0%
1.6%
33.4%
$59.3B
60.0%
Fixed Maturity Securities
Credit Rating Distribution
As of September 30, 2021[2]
(Percentages based on Fair Market Value)
AAA/AA/A
BBB
BB
<BB

RGA

[1] Includes funds withheld.
[2] The Rating Agency Designation includes all "+" or "-" at that rating level (e. g. "BBB" includes "BBB+", "BBB", and "BBB-").
Note: Data as of September 30, 2021. Additional information on investments can be found in the Quarterly Financial Supplement available on the Investors page of RGA's website, rgare.com.

Commercial Mortgage Loans (CML)

- Team has managed through multiple real estate cycles; robust infrastructure to protect value in times of stress
- Portfolio underwriting metrics provide significant downside support
  - Loan-to-value (<58%), significant borrower equity ahead of our investment
  - Debt service coverage (>1.8x), predictable income stream to make debt service payments
  - Well-laddered maturity profile coupled with amortization reduces maturity default risk
  - Portfolio is well-diversified, both geographically and by property type
  - Portfolio average loan balance ~$9 million
- General CML allowance for loan losses was reduced by $6.0 million driven by continued improvement in the economy


Commercial Mortgage
Investment by Property Type
As of September 30, 2021
$6.4B
26.6%
32.1%
20.3%
13.2%
4.5%
3.3%
Office
Retail
Industrial
Multi-Family
Hotel
Other


Commercial Mortgage
Investment by NAIC Rating
As of September 30, 2021
$6.4B
70.5%
26.2%
2.8%
0.5%
CM 1
CM 2
CM 3
CM 4

Pre-Tax Income (Loss) Reconciliation

- Investment impairments have slowed due to various improvements in the financial markets; we decreased valuation allowance on the commercial mortgage loan portfolio to reflect the updated economic outlook
- Net gains/losses on sale of fixed maturity securities include capital gains associated with portfolio repositioning
- Change in market value of equity securities and other includes changes in value of limited partnerships
- Change in GMXBs was driven primarily by assumption changes
- Change in income from embedded derivatives was primarily due to changes in equity markets, credit spreads and interest rates
- "Other derivative instruments" are primarily comprised of non-qualifying hedges and credit derivatives

	3Q21	3Q20
Pre-tax income (loss)[1]	$ (34)	285
Investment-related		
Investment impairments and CECL[2]	(4)	5
Net gains/losses on sale of fixed maturity securities	(41)	25
Change in market value of equity securities and other	(34)	(5)
Derivative-related		
GMXBs[3] (net of hedging and DAC)	32	60
Other embedded derivatives (net of DAC)	(15)	(44)
Change in market value of other derivative instruments	8	(24)
Tax-related items and other	(1)	(1)
Pre-tax adjusted operating income	$ (89)	301

[1] $ in millions.
[2] Accounting standard related to current expected credit losses.
[3] GMXBs are policy riders that provide a specified guaranteed minimum benefit. Examples include Guaranteed Minimum Withdrawal Benefits and Guaranteed Minimum Income Benefits.

Reconciliations of Non-GAAP Measures

Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income				
In millions		3Q20		3Q21
U.S. & Latin America Traditional				
GAAP pre-tax income (loss)	$	14	$	(126)
Change in MV of embedded derivatives [1]		8		5
Pre-tax adjusted operating income	$	22	$	(121)
U.S. & Latin America Asset-Intensive				
GAAP pre-tax income	$	50	$	106
Capital (gains) losses, derivatives and other, net [1]		48		(40)
Change in MV of embedded derivatives [1]		(21)		27
Pre-tax adjusted operating income	$	77	$	93
U.S. & Latin America Capital Solutions				
GAAP pre-tax income	$	24	$	22
Pre-tax adjusted operating income	$	24	$	22
Canada Traditional				
GAAP pre-tax income	$	30	$	44
Capital (gains) losses, derivatives and other, net		(1)		-
Pre-tax adjusted operating income	$	29	$	44
Canada Financial Solutions				
GAAP pre-tax income	$	6	$	-
Pre-tax adjusted operating income	$	6	$	-
EMEA Traditional				
GAAP pre-tax income	$	7	$	(91)
Pre-tax adjusted operating income	$	7	$	(91)
EMEA Financial Solutions				
GAAP pre-tax income	$	92	$	85
Capital (gains) losses, derivatives and other, net		(6)		(23)
Pre-tax adjusted operating income	$	86	$	62

[1] Net of DAC offset

RGA

Reconciliations of Non-GAAP Measures

Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income

In millions	3Q20	3Q21	YTD 2020	YTD 2021
Asia Pacific Traditional				
GAAP pre-tax income	$ 78	$ (96)		
Pre-tax adjusted operating income	$ 78	$ (96)		
Asia Pacific Financial Solutions				
GAAP pre-tax income (loss)	$ 10	$ 6		
Capital (gains) losses, derivatives and other, net	(1)	19		
Pre-tax adjusted operating income	$ 9	$ 25		
Corporate and Other				
GAAP pre-tax income (loss)	$ (26)	$ 16		
Capital (gains) losses, derivatives and other, net	(11)	(43)		
Pre-tax adjusted operating loss	$ (37)	$ (27)		
RGA Consolidated				
GAAP pre-tax income	$ 285	$ (34)	$ 384	$ 634
Capital (gains) losses, derivatives and other, net [1]	29	(87)	(3)	(446)
Change in MV of embedded derivatives [1]	(13)	32	147	(31)
Pre-tax adjusted operating income	$ 301	$ (89)	$ 528	$ 157
GAAP net income	$ 213	$ (22)	$ 283	$ 461
Capital (gains) losses, derivatives and other, net [1]	13	(62)	2	(284)
Change in MV of embedded derivatives [1]	13	9	130	(62)
Adjusted operating income	$ 239	$ (75)	$ 415	$ 115

[1] Net of DAC offset

Reconciliation of earnings-per-share to adjusted operating earnings-per-share

Diluted share basis	3Q20	3Q21	YTD 2020	YTD 2021
Earnings-per-share	$ 3.12	$ (0.32)	$ 4.36	$ 6.74
Capital (gains) losses, derivatives and other, net [1]	0.41	(0.92)	0.02	(4.16)
Change in MV of embedded derivatives [1]	(0.02)	0.13	2.01	(0.90)
Adjusted operating earnings-per-share	$ 3.51	$ (1.11)	$ 6.39	$ 1.68

[1] Net of DAC offset

RGA

Reconciliations of Non-GAAP Measures

Reconciliation of GAAP stockholders' equity to stockholders' equity excluding AOCI

In millions	2017	2018	2019	2020	3Q20	3Q21
GAAP stockholders' equity	$ 9,569.5	$ 8,450.6	$ 11,601.7	$ 14,352.0	$ 13,213	$ 12,885
Less: Unrealized appreciation of securities	2,200.7	856.2	3,298.5	5,500.0	4,542	3,704
Less: Accumulated currency translation adjustments	(86.4)	(168.7)	(91.6)	(69.0)	(171)	(50)
Less: Unrecognized pension and post retirement benefits	(50.7)	(50.7)	(69.8)	(72.0)	(82)	(71)
Stockholders' equity excluding AOCI	$ 7,505.9	$ 7,813.8	$ 8,464.6	$ 8,993.0	$ 8,924	$ 9,302
GAAP stockholders' average equity	$ 8,030.2	$ 8,841.9	$ 10,391.0	$ 12,204.0	$ 11,639	$ 13,197
Less: Unrealized appreciation of securities	1,749.8	1,360.9	2,481.0	3,771.0	3,366	4,199
Less: Accumulated currency translation adjustments	(141.8)	(120.8)	(137.0)	(153.0)	(171)	(70)
Less: Unrecognized pension and post retirement benefits	(43.6)	(50.8)	(56.0)	(75.0)	(72)	(74)
Stockholders' average equity excluding AOCI	$ 6,465.8	$ 7,652.6	$ 8,103.0	$ 8,661.0	$ 8,516	$ 9,142

Reconciliation of trailing twelve months of consolidated net income to adjusted operating income and related return on equity (ROE)

	3Q20		3Q21	
Trailing twelve months	Income	ROE	Income	ROE
Net income	$ 518	4.5%	$ 593	4.5%
Reconciliation to adjusted operating income:				
Capital (gains) losses, derivatives and other, net	19		(299)	
Change in fair value of embedded derivatives	104		(158)	
Deferred acquisition cost offset, net	(26)		26	
Tax expense on uncertain positions	19		34	
Adjusted operating income	$ 634	7.4%	$ 196	2.1%

Reconciliation of book value per share to book value per share excluding AOCI

	2005	2006	2007	2008	2009	2010	2011	2012
Book value per share	$ 41.38	$ 43.64	$ 48.70	$ 33.54	$ 49.87	$ 64.96	$ 79.31	$ 93.47
Less: Effect of unrealized appreciation of securities	5.92	5.46	5.05	(7.62)	1.43	8.88	19.35	25.40
Less: Effect of accumulated currency translation adjustments	1.40	1.77	3.43	0.35	2.80	3.48	3.13	3.62
Less: Effect of unrecognized pension and post retirement benefits	-	(0.18)	(0.14)	(0.20)	(0.22)	(0.20)	(0.42)	(0.50)
Book value per share excluding AOCI	$ 34.06	$ 36.59	$ 40.36	$ 41.01	$ 45.86	$ 52.80	$ 57.25	$ 64.95

Periods prior to 2006 not restated for 2012 DAC accounting change.

	2013	2014	2015	2016	2017	2018	2019	2020	3Q21
Book value per share	$ 83.87	$ 102.13	$ 94.09	$ 110.31	$ 148.48	$ 134.53	$ 185.17	$ 211.19	$ 190.60
Less: Effect of unrealized appreciation of securities	11.59	23.63	14.35	21.07	34.14	13.63	52.65	80.94	54.80
Less: Effect of accumulated currency translation adjustments	2.93	1.19	(2.78)	(2.68)	(1.34)	(2.69)	(1.46)	(1.02)	(0.75)
Less: Effect of unrecognized pension and post retirement benefits	(0.31)	(0.72)	(0.71)	(0.67)	(0.78)	(0.80)	(1.12)	(1.06)	(1.05)
Book value per share excluding AOCI	$ 69.66	$ 78.03	$ 83.23	$ 92.59	$ 116.46	$ 124.39	$ 135.10	$ 132.33	$ 137.60

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